SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                    FORM 8-K/A

                                  Amendment No. 1
                                        To
                                  CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  September 19, 1997


                                LOEWS CORPORATION

              (Exact name of registrant as specified in its charter)


          Delaware                   1-6541                13-264102

  (State of Incorporation)      (Commission File          (IRS Employer
                                     Number)             Identification
                                                             Number)

     667 Madison Avenue
     New York, New York                                    10021-8087

 (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (212) 545-2000







               The Registrant hereby files this Amendment No. 1 (this "Amendment No. 1") to its Current Report on Form 8-K filed with the Commission on September 23, 1997 (the "Form 8-K") in connection with the consummation of its sale of $1,150,000,000 principal amount of its 3 1/8% Exchangeable Subordinated Notes due September 15, 2007 (the "Notes"), including $150,000,000 principal amount of Notes to cover over-allotments. This Amendment No. 1 is being filed to include the Third Supplemental Indenture as an exhibit thereto in its final, executed form, as revised by the parties thereto since the filing of the Form 8-K.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c) Exhibits. The following exhibits are filed as part of this report:

                       4.1 Third Supplemental Indenture, dated as of September 19, 1997, between the Registrant and The Chase Manhattan Bank, as Trustee.

                                  SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  September 26, 1997


                                         LOEWS CORPORATION

                                         By: /s/ Peter W. Keegan
                                             --------------------------------
                                             Name:   Peter W. Keegan
                                             Title:  Senior Vice President and
                                                     Chief Financial Officer






                                    EXHIBIT LIST


 Exhibit
 Number                              Description

  4.1 Third Supplemental Indenture, dated as of September 19, 1997, between the Registrant and The Chase Manhattan Bank, as Trustee.